Exhibit 10.3

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of August 12, 2020 (this “Amendment”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), The AZEK Company Inc., a Delaware corporation (“Successor Holdings”), as successor-in-interest to CPG Newco LLC, a Delaware limited liability company (“Predecessor Holdings”), the Lenders party hereto and Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”) which shall amend that certain Amended and Restated Revolving Credit Agreement, dated as of March 9, 2017, among the Borrower, Predecessor Holdings, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of June 5, 2020 (as so amended and in effect on the date hereof, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, on June 11, 2020, Predecessor Holdings completed an initial public offering of its class A common stock (the “IPO”), and upon the completion of the IPO, Predecessor Holdings converted into a Delaware corporation and changed its name to “The AZEK Company Inc.,” and thereafter Successor Holdings succeeded to all of the property and assets of Predecessor Holdings and succeeded to all of the debts and obligations of Predecessor Holdings, including all obligations of Predecessor Holdings under the Credit Agreement;

WHEREAS, following the completion of the IPO, Successor Holdings has become a reporting company under the Securities Exchange Act of 1934, as amended, and is obligated to file periodic reports and current reports with the SEC;

WHEREAS, in accordance with Section 9.08 of the Credit Agreement, the Borrower, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as described under Section 2 to reflect the status of Successor Holdings as a public company.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement after giving effect to the Amendments (as defined below) (the “Amended Credit Agreement”).

SECTION 2. Amendments. The following sections or portions of the Credit Agreement are hereby amended as set forth in the following amendments and restatements thereof (the “Amendments”):

(a) The definition of “Change of Control” in Section 1.01 is hereby amended by (i) replacing paragraph (b) in its entirety with “[reserved]; or” and (ii) deleting from paragraph (c) the phrase “at any time upon or after the consummation of a Qualified IPO,” and the phrase “or any underwriter participating in a Qualified IPO” of such definition.

(b) Each of the definitions of “Consolidated Capital Expenditures” (other than clauses (c) and (j) thereof), “Consolidated Depreciation and Amortization Expense,” “Consolidated EBITDA,” “Consolidated Interest Expense,” “Consolidated Maintenance Capital Expenditures,” “Consolidated Net Income” (except the last two references to the Borrower in clause (e)), “Consolidated Total Assets,”

“Consolidated Total Debt,” “First Lien Leverage Ratio,” “Fixed Charge Coverage Ratio,” “Immaterial Subsidiary,” “Unrestricted Cash” and “Unrestricted Subsidiary” (but only the second proviso of the first sentence thereof) is hereby amended by replacing (i) the words “the Borrower” with “Holdings” and (ii) the words “other Restricted Subsidiary” or “other Restricted Subsidiaries” with “Restricted Subsidiary” or “Restricted Subsidiaries.”

(c) The following defined terms in Section 1.01 are hereby amended and restated to read in their entirety as follows:

i.	“Parent Entity” shall mean any direct or indirect parent of the Borrower, including Holdings.

ii.	“Qualified IPO” shall mean the initial public offering of the Equity Interests of Holdings that occurred on June 11, 2020.

(d) Article V shall be amended by adding the words “Section 5.04” immediately after “Section 5.01(a),” in the last parenthetical in the first paragraph thereof.

(e) Section 5.04 shall be amended as follows:

i.	Paragraph (a) is hereby amended and restated to read in its entirety as follows:

As soon as available, and in any event not later than five Business Days after the date by which Holdings is required to file its annual report on Form 10-K with the SEC (after giving effect to any permitted extensions or, if such financial statements are not required to be filed with the SEC, not later than 90 days after the end of such fiscal year), (i) a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of Holdings and its Subsidiaries as of the close of such fiscal year and the consolidated results of its operations during such year (the “Annual Financial Statements”); provided that if Holdings includes the financial results of any person that is not a Restricted Subsidiary in such Annual Financial Statements, Holdings shall provide a supplement showing consolidating information for Holdings and the Restricted Subsidiaries; (ii) a narrative discussion of management’s discussion and analysis of results; and (iii) setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be audited by Holdings’ independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified as to scope of audit or as to the status of Holdings or its Subsidiaries as a going concern other than any such qualification or exception that is solely with respect to, or resulting solely from, an upcoming maturity date under the Credit Facilities or any other Material Indebtedness occurring within one year from the time such report is delivered or any prospective default of any financial covenant) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP;

ii.	Paragraph (b) is hereby amended and restated to read in its entirety as follows:

As soon as available, and in any event not later than five Business Days after the date by which Holdings is required to file its quarterly report on Form 10-Q with the SEC (after giving effect to any permitted extensions or, if such financial statements are not required to be filed with the SEC, not later than 45 days after the end of such fiscal quarter), (i) a consolidated balance sheet and related statements of operations and cash flows showing (x) the financial position of Holdings and its Subsidiaries as of the close of such fiscal quarter and the consolidated and consolidating results of its operations during such fiscal quarter and (y) the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year (the “Quarterly Financial Statements” and, together with the Annual Financial Statements, the “Required Financial Statements”); provided that if Holdings includes the financial results of any person that is not a Restricted Subsidiary in such Quarterly Financial Statements, Holdings shall provide a supplement showing consolidating information for Holdings and the Restricted Subsidiaries; and (ii) a narrative discussion of management’s discussion and analysis of results, certified by a Responsible Officer of Holdings on behalf of Holdings as fairly presenting, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes).

iii.	Paragraphs (d), (f) and (g) are hereby amended by replacing the words “the Borrower” with “Holdings”.

iv.	The proviso at the end of Section 5.04 is hereby amended and restated to read in its entirety as follows:

provided that documents required to be delivered pursuant to paragraphs (a), (b) and (d) shall be deemed to have been delivered on the earlier of the date on which (A) Holdings posts such documents or provides a link thereto on Holdings’ website, with notification to the Administrative Agent of the posting of such documents and (B) such documents are filed with the SEC; provided, further, if requested by the Administrative Agent in writing, Holdings shall also provide such documents by electronic mail to the Administrative Agent.

(f)	Section 6.10 shall be amended by replacing the words “the Borrower” with “Holdings”.

SECTION 3. Conditions to Effectiveness of the Amendments. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received the Amendment duly executed and delivered by Holdings, the Borrower, the Required Lenders and the Administrative Agent; and

(b) immediately before and after giving effect to the Amendments, the representations and warranties set forth in Section 4 shall be true and correct on and as of the Second Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the Amendments, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

(b) The representations and warranties of the Borrower set forth in the Loan Documents are, after giving effect to this Amendment on the Second Amendment Effective Date, true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

(c) After giving effect to this Amendment and the transactions contemplated hereby on Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.

SECTION 5. Effect on the Loan Documents. (a) This Amendment shall not extinguish the Loans outstanding under the Credit Agreement and nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Second Amendment Effective Date, as modified hereby. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment, the Amendments, and all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this this Amendment, the Amendments, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and the other Loan Documents.

(b) Upon the Second Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Amended Credit Agreement; and each reference to “Holdings” shall mean and be a reference to Successor Holdings, as successor-in-interest to Predecessor Holdings.

(c) Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable, documented and invoiced out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, the reasonable, documented and invoiced fees, charges and disbursements of counsel to the Administrative Agent, all in accordance with and subject to Section 9.05 of the Credit Agreement.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8. Amendments; Execution in Counterparts. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders in accordance with Section 9.08 of the Credit Agreement. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AZEK COMPANY, as Holdings

By:	/s/ Paul Kardish

Name:	Paul Kardish

Title:	Senior Vice President & Chief Legal Officer

CPG INTERNATIONAL LLC, as the Borrower

By:	/s/ Paul Kardish

Name:	Paul Kardish

Title:	Chief Legal Officer

[Second Amendment – Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Lender

By:	/s/ Jennifer Culbert

Name:	Jennifer Culbert
Title:	Vice President

By:	/s/ Philip Tancorra

Name:	Philip Tancorra
Title:	Vice President

[Second Amendment – Signature Page]

UBS AG, Stamford Branch

By:	/s/ Houssem Daly

Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Anthony Joseph

Name:	Anthony Joseph
Title:	Associate Director

[Second Amendment – Signature Page]

Goldman Sachs Bank USA,

By:	/s/ Jamie Minieri

Name:	Jamie Minieri

Title:	Authorized Signatory

[Second Amendment – Signature Page]

TD BANK, N.A., individually as a Lender

By:	/s/ Jennifer Visconti

Name:	Jennifer Visconti

Title:	Vice President

[Second Amendment – Signature Page]

The Huntington National Bank

By:	/s/ Lynsey M. Sausaman

Name:	Lynsey M. Sausaman

Title:	Assistant Vice President

[Second Amendment – Signature Page]

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ James Shender

Name:	James Shender

Title:	Executive Director

[Second Amendment – Signature Page]

Barclays Bank PLC

By:	/s/ Komal Ramkirath

Name:	Komal Ramkirath
Title:	Assistant Vice President

[Second Amendment – Signature Page]

Citibank, N.A.

By:	/s/ Christopher Marino

Name:	Christopher Marino
Title:	Director & Vice President

[Second Amendment – Signature Page]

Bank of America, N.A.

By:	/s/ Austin H. Steele

Name:	Austin H. Steele

Title:	Senior Vice President

[Second Amendment – Signature Page]